                                                                    Exhibit 99.1

                               FIRST AMENDMENT TO
                               ------------------
                        LOAN AGREEMENT AND LOAN DOCUMENTS
                        ---------------------------------

         THIS FIRST AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS (this "Amendment") is entered into as of June 21, 2002, by and between KATIE PETROLEUM, INC., a Texas corporation ("Lender"), and RETRACTABLE TECHNOLOGIES, INC., a Texas corporation ("Borrower").

                                    RECITALS:

         A. The parties hereto have entered into that certain Loan Agreement dated as of November 12, 2001 (the "Loan Agreement"), pursuant to which Lender
(i) purchased that certain Commercial Variable Rate First Deed of Trust Note dated February 18, 2000, executed by Borrower and originally payable to the order of First International Bank in the original principal amount of $1,500,000.00 (the "FIB Note"), (ii) made a working capital loan to Borrower in the principal amount of $2,500,000 (the "Working Capital Loan"), and (iii) agreed to make a construction loan in the amount of $1,000,000 (the "Construction Loan") pursuant to that certain Construction Loan Agreement dated November 12, 2001, between Borrower and Lender (the "Construction Loan Agreement").

         B. The Construction Loan was never advanced, and the parties wish to terminate the Construction Loan Agreement and Lender's commitment to make the Construction Loan.

         C. The indebtedness of Borrower under the FIB Note is secured by, among other things, that certain Commercial Deed of Trust dated February 18, 2000, executed by Borrower and filed for record in the Office of the County Clerk of Denton County, Texas on February 24, 2000, under Instrument File Number 00-R0016390 (the "Deed of Trust").

         D. The indebtedness of Borrower to Lender under the Working Capital Loan is evidenced by that certain Note (Secured by Security Agreement) dated November 12, 2001, executed by Borrower and payable to the order of Lender in the original principal amount of $2,500,000 (the "Working Capital Note") and is secured by that certain Security Agreement dated November 12, 2001, executed by Borrower in favor of Lender (the "Security Agreement").

         E. Concurrently herewith, Lender and Borrower are entering into a Securities Purchase Agreement (herein so called) pursuant to which, among other things, Borrower agrees to issue shares of its Series V Class B Convertible Preferred Stock ("Series V Stock") to Lender in exchange for the cancellation and settlement of a portion of the indebtedness of Borrower under the FIB Note and the Working Capital Note, as hereinafter provided.

         F. Borrower and Lender wish to amend the Loan Agreement and related documents as provided herein and attach such amendments as exhibits to the Loan Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

        1.   Defined Terms. All capitalized terms used but not otherwise defined
             -------------
in this Amendment shall have the meanings ascribed to them in the Loan
Agreement.

        2.   FIB Note. (a) The parties hereto acknowledge and agree that (i) \
             --------
immediately prior to the issuance of the Series V Stock pursuant to the Securities Purchase Agreement, the outstanding principal balance of the FIB Note is $1,429,286.77, (ii) effective as of the date hereof $1,179,284.00 of the indebtedness evidenced by the FIB Note is hereby cancelled and discharged, and
(iii) the outstanding principal balance of the FIB Note after such cancellation and discharge is $250,002.77 as of the date hereof.

        (b) Borrower and Lender shall execute and deliver a Note Modification Agreement of even date herewith ("Modification Agreement") to be filed of record in the Office of the County Clerk of Denton County, Texas, to reflect the cancellation and discharge under subsection (a) of this Section 2 and to modify the payment terms of the FIB Note as follows: (i) accrued interest shall be payable monthly on the dates specified in the Modification Agreement, and (ii) all principal shall be payable at maturity on February 18, 2005. All other terms and provisions of the FIB Note shall remain unchanged. Lender and Borrower agree that the principal balance of the FIB Note shall not be paid or prepaid in whole or in part by Borrower until all accrued dividends on all classes of Borrower's preferred stock have been paid in full. If on the date of maturity of the FIB Note, all accrued dividends on all classes of Borrower's preferred stock have not been paid in full, Lender and Borrower agree that the maturity date of the FIB Note shall be extended for one year periods on the same terms and conditions until the accrued dividends on all classes of Borrower's preferred stock have been paid in full. While the principal of the FIB Note is unpaid, Borrower agrees that it will not pledge the collateral securing the FIB Note as security for any other obligation of Borrower.

        3.   Working Capital Note. (a) The parties hereto acknowledge and agree
             --------------------
that (i) immediately prior to the issuance of the Series V Stock pursuant to the Securities Purchase Agreement, the outstanding principal balance of the Working Capital Note is $2,500,000.00, and (ii) effective as of the date hereof, $2,500,000 of the indebtedness evidenced by the Working Capital Note is hereby cancelled and discharged.

        (b) Borrower and Lender agree that the collateral pledged under the Working Capital Note and subject to the Security Agreement will not be used as collateral for any new debt until such time that all accrued dividends on all classes of Borrower's preferred stock have been paid in full.

        (c) The Lender shall mark the Working Capital Note and the Security Agreement "cancelled" and return the Working Capital Note and the Security Agreement to Borrower.

        4.   Construction Loan. Effective as of the date hereof, the commitment
             -----------------
of the Lender to make the Construction Loan is hereby terminated. Accordingly, effective as of the date hereof, (a) the Loan Agreement is hereby amended to delete Sections 3 and 8 in their entirety, and (b) the Construction Loan Agreement and all obligations of Borrower and Lender thereunder are hereby terminated, discharged and released. The Lender shall mark that certain Real Estate Lien Note dated November 12, 2001, executed by Borrower and payable to Lender in the stated principal amount of $1,000,000.00 "cancelled" and return such note to Borrower.

        5.   Indemnification. Lender hereby agrees to indemnify Borrower from,
             ---------------
and hold Borrower harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, interest, expenses (including reasonable attorneys' fees) and amounts paid in settlement to which Borrower may become subject which directly or indirectly arise from or relate to any claim by any party that Borrower has any indebtedness, obligation or liability under the FIB Note, the Working Capital Note, or the New Working Capital Note in excess of the reduced amount of indebtedness of Borrower existing after the cancellation and discharge of indebtedness pursuant to Sections 2 and 3 hereof.

        6.   Continued Validity. Except as expressly provided in this Amendment,
             ------------------
all terms, conditions, representations, warranties, and covenants contained in the Loan Agreement and all documents and agreements executed in connection with the Loan Agreement or evidencing, securing or otherwise relating to the indebtedness evidenced by the FIB Note and the Working Capital Note (collectively, the "Loan Documents") shall remain in full force and effect, and are hereby ratified, confirmed and acknowledged by Borrower.

        7.   Representations and Warranties. Each party hereto hereby represents
             ------------------------------
and warrants to the other party hereto that the execution, delivery and performance of this Amendment and the documents executed pursuant hereto (i) have been authorized by all requisite corporate action and (ii) do not and will not violate or conflict with, result in a breach of or require any consent under the articles of incorporation, bylaws or other organizational documents of such party or any applicable laws.

        8.   CONSTRUCTION. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
             ------------
PARTIES HEREUNDER SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

        9.   Binding Effect. This Amendment shall be binding upon and inure to
             --------------
the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

        10.  Counterparts. This Amendment may be executed in several
             ------------
counterparts, each of which shall be fully effective as an original, and all of which together shall constitute one and the same instrument.

        11.  NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS
             ------------------
REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         EXECUTED as of the date first above written.

                                          KATIE PETROLEUM, INC.

                                          By: /s/ John A Jackson
                                             -----------------------------------
                                             Name:  John A Jackson
                                                  ------------------------------
                                             Title: President / CEO
                                                   -----------------------------

                                          RETRACTABLE TECHNOLOGIES, INC.

                                          By: /s/ Thomas J. Shaw
                                             -----------------------------------
                                             Name:  Thomas J. Shaw
                                                  ------------------------------
                                             Title: CEO President
                                                   -----------------------------

         Thomas J. Shaw ("Guarantor") hereby (a) consents and agrees to this Amendment, and (b) agrees that the Guaranty dated November 12, 2002 in favor of Lender and the Unlimited Continuing Guaranty dated February 18, 2000 in favor of Lender, as assignee of First International Bank, shall continue to be legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with their respective terms.

                                             /s/ Thomas J. Shaw
                                             -----------------------------------
                                             THOMAS J. SHAW, Individually